UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 14, 2007

FLEXIBLE SOLUTIONS INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-29649	91-122863
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

615 Discovery Street
Victoria, British Columbia V8T 5G4
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (250) 477-9969

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 14, 2007, Flexible Solutions International, Inc. issued a press release announcing the Company's first quarter financial results.  On August 15, 2007, a conference call was held to discuss the financial results.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release issued August 14, 2007
99.2	Conference Call Speech

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2007.	FLEXIBLE SOLUTIONS INTERNATIONAL INC. By:/s/ DANIEL B. O'BRIEN Daniel B. O’Brien, President and Chief Executive Officer